SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 21, 2006

Element 21 Golf Company
(Exact name of registrant as specified in its charter)

Delaware	000-15260	88-0218411
(State of other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Queens Quay East, Unit # 1, Toronto, Ontario, Canada M5A 4K9

Registrant's telephone number: (416) 362-2121

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01 Financial Statements and Exhibits.

The Company filed a Form 10-QSB/A for the quarterly period ended September 30, 2006 today which amends the 10-QSB filed November 21, 2006. The information contained in the previously filed 10-QSB should not be relied upon; all information contained therein should be disregarded.

Exhibit:

Exhibit 99.1	10-QSB/A

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Element 21 Golf Company

Date: November 21, 2006	By:	/s/ Nataliya Hearn, Ph.D.
President and Director

Date: November 21, 2006	By:	/s/ John Grippo
Chief Financial Officer